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Exhibit 10.14


                             INFORMATION RIGHTS AGREEMENT

       This Information Rights Agreement (the "Agreement") is entered into as of October 7, 1998 by and between The Cobalt Group, Inc., a Washington corporation, and the undersigned holders of Series A Preferred Stock of the Company (the "Series A Purchasers").

                                      RECITALS

       A. The Company and the Series A Purchasers are parties to an Agreement to Terminate Series A Purchase Agreement dated October 2, 1998.

       B. The Company and the Series A Purchasers have determined that it is in their best interests to continue the information rights contained in the previous Series A Purchase Agreement on the terms and conditions set forth herein.

                                     AGREEMENT

               1. FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company shall deliver to each of the Series A Purchasers, who is at the time a holder of
(i) the Common Stock issued or issuable upon conversion of the Series A Preferred Stock and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (the "Underlying Common Stock"):

                      (i) as soon as available but in any event within 30 days after the end of each monthly accounting period in each fiscal year, unaudited statements of income and cash flows of the Company for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and balance sheets of the Company as of the end of such monthly period, setting forth in each case comparisons to the annual budget and to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments;

                      (ii) within 90 days after the end of each fiscal year, statements of income and cash flows of the Company for such fiscal year, and a balance sheet of the Company as of the end of such fiscal year, setting forth in each case comparisons to the annual budget and to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by
       (a) an opinion of an


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       independent accounting firm of recognized national standing selected by the board of directors;

                      (iii) promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's operations or financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided hereunder);

                      (iv) prior to the beginning of each fiscal year, an annual budget prepared on a monthly basis for the Company for such fiscal year (displaying anticipated statements of income and cash flows and balance sheets), and promptly upon preparation thereof any other significant budgets prepared by the Company and any revisions of such annual or other budgets;

                      (v) within ten days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders and copies of all registration statements and all regular, special or periodic reports which it files, or (to its knowledge) any of its officers or directors file with respect to the Company, with the Securities and Exchange Commission or with any securities exchange on which any of its securities are then listed, and copies of all press release and other statements made available generally by the Company to the public concerning material developments in the Company's business; and

                      (vi) with reasonable promptness, such other operating information and financial data concerning the Company as any Person entitled to receive information under this paragraph may reasonably request.

Each of the financial statements referred to in subparagraphs (i) and (ii) shall be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end audit adjustments (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets, operations or business prospects of the Company).
For purposes of this Agreement, any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, or governmental agency or department, agency or political subdivision thereof ("Person") who holds Series A Preferred Stock shall be deemed to be the holder of the Common Stock obtainable upon conversion of the Preferred Stock in connection with the transfer thereof or otherwise regardless of any restriction or limitation on the conversion of the Preferred Stock. For purposes of this Agreement, all holdings of Underlying Common Stock by Persons who are controlled by or under common control with each other shall be aggregated for purposes of meeting any threshold tests under this Agreement.


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               2.     CURRENT PUBLIC INFORMATION.  At all times after the
Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as may be required by Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission ("Rule 144"), all to the extent required to enable such holders to sell Restricted Securities pursuant to (i) Rule 144 or (ii) a registration statement on Form S-1 or S-3 or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

               3. RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Preferred Stock, such owner of shares of Common Stock issuable upon the conversion of all outstanding Preferred Stock. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately transmitted by the Company upon issuance).

               4. SUCCESSORS AND ASSIGNS. Except with respect to the rights granted in paragraph 1 and as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Series A Purchaser's benefit as a purchaser or holder of Preferred Stock or Underlying Common Stock are also for the benefit of, and enforceable by, any subsequent holder of such Preferred Stock or such Underlying Common Stock, except for the provisions in paragraph 1.

               5. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.


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               6.     COUNTERPARTS. This Agreement may be executed
simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

               7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Washington without giving effect to any choice or conflict of law provision or rule (either of the State of Washington or any other jurisdiction) that cause the application of the laws of any jurisdiction other than the State of Washington.

















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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


                                     THE COBALT GROUP, INC.


                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:

                                     THE PRODUCTIVITY FUND III, L.P., a
                                     Delaware limited partnership

                                     By:     First Analysis Management Company
                                             III, L.L.C.,
                                             Its:  General Partner


                                             By:
                                                -------------------------------
                                             Its

                                     ENVIRONMENTAL PRIVATE EQUITY FUND II,
                                     L.P., a Delaware limited partnership

                                     By:     Environmental Private Equity
                                             Management II, L.P.
                                             Its:  General Partner

                                     By:     First Analysis EPEF Management
                                             Company II, a General Partner

                                     By:     First Analysis Corporation, a
                                             General Partner

                                             By:
                                                -------------------------------


                                     ------------------------------------------
                                             Mark Koulogeorge


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